UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 4, 2024

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 7.01 Regulation FD Disclosure.
On March 4, 2024, Baxter International Inc. (“Baxter”) provided an update on the planned separation of its Kidney Care business. Consistent with Baxter’s commitment to evaluate strategic options in the interest of maximizing stockholder value, Baxter disclosed that it has been in recent discussions with select private equity investors to explore a potential sale of the Kidney Care asset in lieu of the proposed spinoff of that business. No final decision on the separation structure has been made and Baxter continues to make progress on the previously announced proposed spinoff of the Kidney Care business. Regardless of the separation structure ultimately selected, Baxter has expressed its commitment to separating the Kidney Care business in the second half of 2024.
This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to statements regarding Baxter’s exploration of strategic options with respect to its Kidney Care business (including a potential sale of the Kidney Care asset in lieu of the proposed spinoff of that business) and the timing associated with these strategic options. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent its current judgment about possible future events. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the ability to explore and effect the strategic options described above with respect to Baxter’s Kidney Care business and to meet the conditions related thereto; the possibility that the proposed separation will not be completed within the anticipated time period, on the anticipated terms or with the anticipated structure, or at all; the possibility of disruption to Baxter’s business, including changes to existing business and employee relationships, disputes, litigation or unanticipated costs in connection with the exploration of strategic options and the proposed separation; negative effects of the exploration of strategic options and the proposed separation on the market price of Baxter’s securities or on the financial performance of Baxter; and risks identified in Baxter’s most recent filings on Form 10-K, Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.
The information in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that Baxter expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 4, 2024

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. Bradford
Name:	Ellen K. Bradford
Title:	Senior Vice President and Corporate Secretary